Exhibit 10.1

AMENDMENT NUMBER 1 TO THE LOAN AND SECURITY AGREEMENT

AND TO THE LOAN AGREEMENT SCHEDULE

This Amendment Number 1 to the Loan and Security Agreement and to the Loan Agreement Schedule (“Amendment No. 1”) dated effective as of December 9, 2016 by and between SYSOREX GLOBAL, a Nevada corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SG”), SYSOREX USA, a California corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SUSA”) and SYSOREX GOVERNMENT SERVICES, INC., a Virginia corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SGS” and together with SUSA and SG, jointly and severally the “Borrower”), and GEMCAP LENDING I, LLC, a Delaware limited liability company with offices at 24955 Pacific Coast Highway, Suite A202, Malibu, CA 90265 (together with its successors and assigns, the “Lender”).

RECITALS

A.       Borrower and Lender are parties to the Loan and Security Agreement dated as of November 14, 2016 (the “Loan Agreement”).

B.       In connection with the Loan Agreement, Borrower executed and delivered to Lender (i) the Loan Agreement Schedule dated as of November 14, 2016 (the “Loan Schedule”), and (ii) other Loan Documents.

C.       Borrower acknowledges that for the period from November 21, 2016 through and including December 6, 2016, Borrower did not deposit Collections of Accounts received by Borrower in the account designated by Lender in violation of the Loan Documents.

D.       Borrower has requested additional availability for unbilled Accounts.

E.       As an accommodation to Borrower, Lender has consented to provide additional availability for unbilled Accounts in accordance with this Amendment No. 1, subject to the terms and conditions set forth herein.

F.       In consideration of Lender’s consent and accommodation, Borrower has agreed to pay all of Lender’s fees and costs including Lender’s attorneys’ fees and costs in respect of the transactions regarding this Amendment No. 1.

G.       Capitalized terms used but not defined herein have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, Lender and Borrower mutually covenant, warrant and agree as follows:

1.       Amendments. Subject to Section 2 below, the Loan Agreement and the Loan Schedule, effective as of the date hereof, are amended as follows:

A.       The definition of “Borrowing Base” in Section 1.14 of the Loan Agreement is hereby deleted and restated in its entirety as follows:

“Borrowing Base” shall be calculated at any time as the sum of (i) the product obtained by multiplying the outstanding amount of all Eligible Accounts (not including and specifically excluding Eligible Unbilled Accounts), net of all Taxes, discounts, allowances and credits given or claimed, by up to eighty-five percent (85%), and (ii) (A) for the period from December 9, 2016 through and including January 9, 2017, the product obtained by multiplying the amount of only Eligible Unbilled Accounts net of all Taxes, discounts, allowances and credits given or claimed, by up to eighty-five percent (85%), (B) for the period from January 10, 2017 through and including February 8, 2017, the product obtained by multiplying the amount of only Eligible Unbilled Accounts net of all Taxes, discounts, allowances and credits given or claimed, by up to seventy percent (70%), (C) for the period from February 9, 2017 through and including March 9, 2017, the product obtained by multiplying the amount of only Eligible Unbilled Accounts net of all Taxes, discounts, allowances and credits given or claimed, by up to fifty percent (50%), and (D) from and after March 10, 2017, the product obtained by multiplying the amount of only Eligible Unbilled Accounts net of all Taxes, discounts, allowances and credits given or claimed, by zero percent (0%), it being the understanding of Borrower, that on and after March 10, 2017, Lender shall not make Advances against Eligible Unbilled Accounts; provided, that, at all times, the aggregate amount of Eligible Unbilled Accounts shall not exceed twenty percent (20%) of the aggregate amount of Eligible Accounts. For the avoidance of doubt, when any Eligible Unbilled Account becomes an Eligible Account, Lender shall credit the amount already Advanced by Lender on any such Eligible Unbilled Account.

B.       The following definition shall be added as a new Section 1.29A;

1.29A “Eligible Unbilled Accounts” means Accounts (i) for which goods are to be provided to an Account Debtor or work or services are to be performed for an Account Debtor and the Borrower has not invoiced the Account Debtor within thirty (30) days after such Accounts are first included on the Borrowing Certificate, and (ii) which otherwise satisfy (1), (3), (5) through and including (12) and (14) through and including (22) of the definition of Eligible Accounts. For the avoidance of doubt, any unbilled Account that has not been invoiced to the Account Debtor within thirty (30) days after the date the Eligible Unbilled Account is first included on the Borrowing Certificate will be made ineligible on the thirty-first (31st) day.

C.       Section 7(b)(ii) of the Loan Schedule is hereby deleted and restated in its entirety as follows:

(ii) Monthly Financial Statements. Not later than thirty (30) days after the end of each calendar month, the unaudited balance sheets and the related statements of income of Borrower, certified by the Chief Financial Officer, subject to year-end audit adjustments, with an aging schedule for all accounts receivable and accounts payable, together with such other information with respect to the business of Borrower as Lender may request

D.       Section 7(b)(vi) of the Loan Schedule is hereby deleted and restated in its entirety as follows:

(vi) Other Weekly Reports. Weekly aging schedule for all Accounts, accounts payable and such other reports as requested by Lender, in such form as Lender may request.

2.       Effectiveness. The effectiveness of this Amendment No. 1 is conditioned upon and subject to the receipt by the Lender of each of the following on or before the dates set forth below:

a.       A copy of this Amendment No. 1 duly executed by Borrower and delivered to Lender by e-mail on or before December 9, 2016 with the original of this Amendment No. 1 duly executed by Borrower and delivered to Lender on or before December 12, 2016;

b.       Borrower shall have paid to Lender an accommodation fee in the amount of $50,000 on December 9, 2016. The accommodation fee shall be fully earned on Lender’s receipt of such fee; and

c.       Receipt by Lender on or before December 9, 2016, of all costs of Lender (including Lender’s attorneys’ fees and expenses) in respect of the transactions relating to the Loan Documents and this Amendment No. 1.

3.       Waiver. Upon the terms and subject to the conditions set forth in this Amendment No. 1, Lender hereby waives any Event of Default resulting from the failure to deposit Collections of Accounts received by Borrower in the account designated by Lender through December 6, 2016. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Borrower to any other or further waiver in any similar or other circumstances.

4.       Miscellaneous. Except as herein expressly amended by this Amendment No. 1, all of the terms and provisions of the Loan Agreement and the Loan Agreement Schedule shall continue in full force and effect and the foregoing together with the other Loan Documents are hereby ratified and confirmed by Borrower. The Borrower acknowledges to Lender that no offsets, counterclaims or defenses exist as of the date of this Amendment No. 1 with respect to any of the Loan Documents and the Obligations. The foregoing is without prejudice to Lender’s rights under the Loan Agreement and the other Loan Documents referred to therein, including, without limitation, applicable law, all of which rights are hereby expressly reserved. In addition to the representations, warranties and covenants set forth in the Loan Agreement, the Borrower represents, warrants and covenants to Lender that (i) Borrower been represented by the law firm of Mitchell Silberberg & Knupp LLP in connection with the negotiation, execution and delivery of this Amendment No. 1, and (ii) such law firm has reviewed and approved this Amendment No. 1. This Amendment No. 1 may be executed in counterparts and by facsimile or other electronic signatures, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument

[SIGNATURE PAGE FOLLOWS]

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX USA

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX GOVERNMENT SERVICES, INC.

By:	/s/ Wendy Loundermon
Name:	Wendy Loundermon
Title:	President

LENDER:

GEMCAP LENDING I, LLC

By:	/s/ James Thieken
James Thieken, Executive Vice President

[SIGNATURE PAGE - AMENDMENT NUMBER 1 TO THE LOAN AND SECURITY AGREEMENT
AND TO THE LOAN AGREEMENT SCHEDULE]